                                     EXHIBIT 99.9

                                       ANNEX C

                       INDEX TO PRO FORMA FINANCIAL INFORMATION


BARRA, INC., AND SUBSIDIARIES - PRO FORMA CONDENSED COMBINING

    FINANCIAL INFORMATION:

         Pro forma condensed combining balance sheet - March 31, 1996

         Pro forma condensed combining consolidated income statement for the year ended March 31, 1996 (for BARRA) and December 31, 1995 (for RCA)

         Pro forma condensed combining consolidated income statement for the year ended March 31, 1995 (for BARRA) and December 31, 1994 (for RCA)

         Pro forma condensed combining consolidated income statement for the year ended March 31, 1994 (for BARRA) and December 31, 1993 (for RCA)

                             BARRA, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The following pro forma condensed combining financial information presents the combined financial position of BARRA, Inc. and subsidiaries ("BARRA") and Rogers Casey & Associates, Inc. and subsidiaries ("RCA") as of March 31, 1996 and the combined results of their operations for the years ended March 31, 1996, 1995 and 1994 (for BARRA) and December 31, 1995, 1994 and 1993 (for
RCA).

The pro forma condensed combining financial information gives effect to the acquisition using the pooling of interests method of accounting for business combinations. The information has been prepared assuming that a total of 540,000 shares of BARRA common stock is exchanged for all of the outstanding stock of RCA. At the time of the closing of the merger, adjustments, if any, to the number of shares issued will be determined pursuant to the agreement between the companies covering the terms of the acquisition. No material pro forma adjustments are required to effect the combination. The pro forma financial information should be read in conjunction with the separate consolidated financial statements and notes thereto of each company.

The pro forma condensed combining income statements are not necessarily indicative of the combined results of operations as they may be in the future or as they might have been for the periods indicated had the acquisition occurred at an earlier date.

         BARRA, Inc.
         Pro Forma Condensed Combining Consolidated Balance Sheet
         March 31, 1996
         (In Thousands)
         Unaudited

                                                      HISTORICAL
                                                  ------------------- PRO FORMA
                                                   BARRA       RCA    COMBINED
                                                 ---------   -------  --------
                             ASSETS
Current Assets:
Cash and cash equivalents                         $21,971      $522   $22,493
Accounts receivable-
  Trade, net of allowances for doubtful accounts    8,867     1,811    10,678
  Other, including unbilled revenue                   568     1,989     2,557
Short-term investments                              3,512               3,512
Prepaid expenses and other                            598       206       804
                                                  -------    ------   -------
  Total current assets                             35,516     4,528    40,044
                                                  -------    ------   -------

Notes receivable                                    1,659               1,659
                                                  -------    ------   -------
Non-marketable investments                          7,300               7,300
                                                  -------    ------   -------
Furniture,equipment and leasehold improvements     10,148     2,632    12,780
Less: accumulated depreciation and amortization    (6,060)   (1,681)   (7,741)
                                                  -------    ------   -------
                                                    4,088       951     5,039
                                                  -------    ------   -------
Deferred tax assets                                 1,584               1,584
                                                  -------    ------   -------
Computer software, net of amortization                499                 499
                                                  -------    ------   -------
Intangibles and other assets                        7,295       973     8,268
                                                  -------    ------   -------
                                                  $57,941     6,452   $64,393
                                                  -------    ------   -------
                                                  -------    ------   -------
      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Short-term debt                                   $  -       $2,447    $2,447
Accounts payable                                    1,222       713     1,935
Accrued compensation, taxes and other expenses      9,157     1,726    10,883
Unearned revenues                                  11,884       363    12,247
                                                  -------    ------   -------
  Total current liabilities                        22,263     5,249    27,512
                                                  -------    ------   -------

Defered tax liabilities                             1,187        30     1,217
Long-term debt                                        407       125       532
Other                                                           254       254
                                                  -------    ------   -------
  Total liabilities                                23,857     5,658    29,515
                                                  -------    ------   -------

Shareholders' equity:
Preferred stock                                     -          -
Common stock                                       10,548     3,058    13,606
Treasury stock                                               (1,076)   (1,076)
Retained earnings (accumulated deficit)            23,520    (1,145)   22,375
Unamortized deferred compensation                               (43)      (43)
Foreign currency translation adjustment                16                  16
                                                  -------    ------   -------
  Total shareholders' equity                       34,084       794    34,878

                                                  -------    ------   -------
                                                  $57,941    $6,452   $64,393
                                                  -------    ------   -------
                                                  -------    ------   -------

     BARRA, INC.
     PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT
     FOR THE YEAR ENDED MARCH 31, 1996 (FOR BARRA) AND DECEMBER 31, 1995
     (FOR RCA)
     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
     UNAUDITED


                                                       HISTORICAL
                                                    ----------------  PRO FORMA
                                                    BARRA      RCA    COMBINED
                                                   -------   ------   --------
Operating Revenues:
Subscription and related fees                      $54,206  $  -       $54,206
Portfolio System for Institutional Trading           6,826               6,826
Consulting and related fees                                  15,758     15,758
                                                   -------   ------   --------
  Total operating revenues                         61,0321    5,758     76,790
                                                   -------   ------   --------

Operating expenses:
Compensation and benefits                           29,606   10,365     39,971
Other                                               19,392    6,055     25,447
                                                   -------   ------   --------
  Total operating expenses                          48,998   16,420     65,418
                                                   -------   ------   --------

Operating income (loss)                             12,034     (662)    11,372
Other income (expense), net                            595     (130)       465
                                                   -------   ------   --------
Income (loss) before taxes                          12,629     (792)    11,837
Income taxes (benefit)                               5,118      (58)     5,060
                                                   -------   ------   --------
Net income (loss)                                   $7,511    ($734)    $6,777
                                                   -------   ------   --------
                                                   -------   ------   --------

Net income per share:
  Primary                                           $0.90       -        $0.76
  Fully diluted                                     $0.88       -        $0.75

Weighted average common and common
  equivalent shares:
  Primary                                            8,336      -        8,876
  Fully diluted                                      8,553      -        9,093

     BARRA, Inc.
     PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT
     FOR THE YEAR ENDED MARCH 31, 1995 (FOR BARRA) AND DECEMBER 31, 1994
     (FOR RCA)
     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
     UNAUDITED


                                                        HISTORICAL
                                                    ----------------  PRO FORMA
                                                     BARRA    RCA     COMBINED
                                                   -------  -------   --------
Operating Revenues:
Subscription and related fees                      $46,670  $    -     $46,670
Portfolio System for Institutional Trading           5,133               5,133
Consulting and related fees                                  12,437     12,437
                                                   -------  -------    -------
  Total operating revenues                          51,803   12,437     64,240
                                                   -------  -------    -------

Operating expenses:
Compensation and benefits                           27,209    8,266     35,475
Other                                               17,875    4,382     22,257
                                                   -------  -------    -------
  Total operating expenses                          45,084   12,648     57,732
                                                   -------  -------    -------

Operating income (loss)                              6,719     (211)     6,508
Other income (expense), net                            412      (21)       391
                                                   -------  -------    -------
Income (loss) before taxes                           7,131     (232)     6,899
Income taxes (benefit)                               3,148      (63)     3,085
                                                   -------  -------    -------
Net income (loss)                                   $3,983    ($169)    $3,814
                                                   -------  -------    -------
                                                   -------  -------    -------

Net income per share:
  Primary                                            $0.51       -       $0.46
  Fully diluted                                      $0.49       -       $0.44

Weighted average common and common
  equivalent shares:
  Primary                                            7,816               8,356
  Fully diluted                                      8,134               8,674

     BARRA, INC.
     PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT
     FOR THE YEAR ENDED MARCH 31, 1994 (FOR BARRA) AND DECEMBER 31, 1993
     (FOR RCA)
     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
     UNAUDITED


                                                       HISTORICAL
                                                   -----------------  PRO FORMA
                                                    BARRA      RCA    COMBINED
                                                  -------   -------   --------
Operating Revenues:
Subscription and related fees                     $40,356   $   -     $40,356
Portfolio System for Institutional Trading          4,480               4,480
Consulting and related fees                                  10,184    10,184
                                                  -------   -------   -------
  Total operating revenues                         44,836    10,184    55,020
                                                  -------   -------   -------
Operating expenses:
Compensation and benefits                          21,330     7,244    28,574
Other                                              16,998     2,981    19,979
                                                  -------   -------   -------
  Total operating expenses                         38,328    10,225    48,553
                                                  -------   -------   -------

Operating income (loss)                             6,508       (41)    6,467
Other income (expense), net                          (635)       12      (623)
                                                  -------   -------   -------
Income (loss) before taxes                          5,873       (29)    5,844
Income taxes                                        2,100        13     2,113
                                                  -------   -------   -------
Net income (loss)                                  $3,773      ($42)   $3,731
                                                  -------   -------   -------
                                                  -------   -------   -------

Net income per share:
  Primary                                           $0.47               $0.44
  Fully diluted                                     $0.47               $0.44

Weighted average common and common
  equivalent shares:
  Primary                                           8,012               8,552
  Fully diluted                                     8,012               8,552